FORM 8-A
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                For registration of certain classes of securities pursuant to section 12(b) or (g) of the Securities Exchange Act of 1934


                           MONMOUTH COMMUNITY BANCORP
                           --------------------------
             (Exact name of registrant as specified in its charter)

               New Jersey                             22-3757709
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


            627 Second Avenue
            Long Branch, New Jersey                        07740
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(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered      Name of each exchange on which each
                                             class is to be registered
                    None                                         N/A
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If this form relates to the  registration  of a class of securities  pursuant to
Section  12(b)  of  the  Exchange  Act  and is  effective  pursuant  to  General
Instruction      A.(c),      check     the      following      box.      [     ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

Securities  Act  registration  statement file number to which this form relates:
333-87352

Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock,par value $.01 per share
                    ------------------------------------------
                                (Title of class)

                    ------------------------------------------
                                (Title of class)

                 Information Required in Registration Statement

Item 1. Description of Registrant's Securities to be Registered.

     The information required by Item 202 of Regulation S-B is incorporated herein by reference to Amendment No. 2 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-87352), as filed with the Securities and Exchange Commission (the "Commission") on July 12, 2002.


Item 2. Exhibits.

Listed below are all the exhibits filed as a part of this Registration Statement on Form 8-A:

1. Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form SB-2 (Registration No. 333-87352), as filed with the Commission on May 1,
     2002).

2. By-laws of the Registrant (incorporated herein by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form SB-2 (Registration No. 333-87352), as filed with the Commission on May 1, 2002).

3. Specimen certificate representing the Registrant's common stock, par value $.01 per share (incorporated herein by reference to Exhibit 4 of Amendment No. 1 to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-87352), as filed with the Commission on June 19, 2002).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement on Form 8-A to be signed on its behalf by the undersigned, thereto duly authorized.


                                           MONMOUTH COMMUNITY BANCORP



                                       By:  /s/ James S. Vaccaro
                                           -------------------------------------
                                     Name:  James S. Vaccaro
                                    Title:  Chairman and Chief Executive Officer



Date:  July 17, 2002